UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2026

Conagra Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

222 W. Merchandise Mart Plaza,
Suite 1300
Chicago, Illinois		60654
(Address of principal executive offices)		(Zip Code)

(312) 549-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	CAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On September 23, 2026, Conagra Brands, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). The final voting results for the matters brought before that meeting are set forth below:

1.	Election of Directors

The Company’s shareholders voted to elect the following eleven (11) nominees to serve as directors of the Company until their term expires at the Company’s 2027 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The voting results were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Anil Arora	280,919,021	9,792,536	1,236,675	92,362,465
John P. Brase	287,111,779	3,576,016	1,260,437	92,362,465
Thomas “Tony” K. Brown	280,859,270	9,828,139	1,260,823	92,362,465
George Dowdie	286,169,485	4,503,377	1,275,370	92,362,465
Francisco J. Fraga	286,912,229	3,776,743	1,259,260	92,362,465
Richard H. Lenny	274,969,095	15,712,325	1,266,812	92,362,465
Melissa Lora	276,865,819	13,853,923	1,228,490	92,362,465
Ruth Ann Marshall	270,590,628	20,106,283	1,251,321	92,362,465
John J. Mulligan	284,953,931	5,749,131	1,245,170	92,362,465
Denise A. Paulonis	284,851,751	5,922,426	1,174,055	92,362,465
Pietro Satriano	287,447,181	3,222,628	1,278,423	92,362,465

2.	Advisory Vote to Approve Named Executive Officer Compensation

The Company’s shareholders approved, on a non-binding, advisory basis, the Company’s named executive officer compensation, commonly referred to as a “Say-on-Pay” vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
146,934,886	142,473,328	2,540,018	92,362,465

3.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Auditor for Fiscal 2027

The Company’s shareholders voted to ratify the appointment of KPMG LLP as the Company’s independent auditor for fiscal 2027. The voting results were as follows:

For	Against	Abstain
374,109,142	8,902,178	1,299,377

4.	Shareholder Proposal to Limit Board Authority to Issue “Blank-Check” Preferred Stock

The Company’s shareholders voted to approve the shareholder proposal requesting that the Board adopt a policy restricting “blank-check” preferred stock distributions. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
178,684,044	110,924,886	2,339,302	92,362,465

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA BRANDS, INC.

By:	/s/ Carey Bartell
Name:	Carey Bartell
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: September 28, 2026